SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: November 30, 2007





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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 (State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01         OTHER EVENTS

     On November 30, 2007 GreenShift's Board of Directors declared that GreenShift will make a distribution to the holders of record of its common stock on December 12, 2007. The distribution will consist, in total, of 2,000,000 shares of common stock of GS EnviroServices, Inc., 1,000,000,000 shares of common stock of GS Energy Corporation, and 20,800,000 shares of common stock of GS CleanTech Corporation (taking into account the 1-for-50 reverse split of GS CleanTech common stock scheduled for December 11, 2007). GreenShift expects to mail the securities to its shareholders on or about December 26, 2007.

     It is anticipated that on December 12, 2007 there will be 200,000,000 shares of GreenShift common stock outstanding. Based on that assumption, the distribution of the three securities will be made in the following proportions:

                                                     Distribution to            Distribution to
                                                     Holder of One              Holder of 10,000
                                   Total Shares      GreenShift Share           GreenShift Shares
                                   ------------      ----------------           -----------------
GS EnviroServices, Inc.               2,000,000           0.01 shares                  100 shares
GS Energy Corporation             1,000,000,000            5.0 shares               50,000 shares
GS CleanTech Corporation             20,800,000          0.104 shares               1,040 shares

     Any fractional shares that result from the distributions will be aggregated and sold by an independent agent through a broker-dealer chosen by the independent agent. Net cash proceeds of the sales will be distributed to the GreenShift shareholders in proportion to their interests in the pool of fractional shares.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



By:            /s/      Kevin Kreisler
               --------------------------------
                        KEVIN KREISLER
                        Chief Executive Officer

Date:                   November 30, 2007